EXHIBIT 99.1

                 GT Interactive Software Corp. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                                   (unaudited)

                                                      December 31,                    December 31,
                                                          1995*                           1996
                                                -------------------------       ------------------------
                                                                     (in thousands)

Cash and short-term investments                        $         93,694             $           76,584
Receivables, net                                                 84,810                         95,941
Inventories, net                                                 49,145                         60,457
Other current assets                                             45,587                         90,995
                                                -------------------------       ------------------------
  Total current assets                                          273,236                        323,977

Property and equipment, net                                       6,087                         10,082
Other assets                                                     22,318                         33,052
                                                -------------------------       ------------------------
  Total assets                                          $       301,641               $        367,111
                                                =========================       ========================

Accounts payable                                       $         87,518               $        107,842
Accrued liabilities                                              45,306                         52,812
Other current liabilities                                        34,664                         49,671
                                                -------------------------       ------------------------
  Total current liabilities                                     167,488                        210,325

Long-term liabilities                                             8,113                          4,648
                                                -------------------------       ------------------------
  Total liabilities                                             175,601                        214,973
                                                -------------------------       ------------------------

Stockholders' equity                                            126,040                        152,138
                                                -------------------------       ------------------------

  Total liabilities and stockholders' equity            $       301,641               $        367,111
                                                =========================       ========================

*     The above information has been restated for the acquisition of WizardWorks Group,
      Inc., Candel Inc. and Humongous Entertainment, Inc.
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

                 GT Interactive Software Corp. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                                   (unaudited)

                                                                                 For The Quarter
                                                                               Ended December 31,
                                                            ---------------------------------------------------------
                                                                     1995*                            1996
                                                            ------------------------        -------------------------
                                                                                 (in thousands)

Net sales                                                         $        104,060              $           135,015
Cost of goods sold                                                          60,830                           84,348
Selling, general and administrative expenses                                25,553                           36,826
                                                            ------------------------        -------------------------
Income before merger and other costs,
  amortization of goodwill and income taxes                                 17,677                           13,841
Merger and other costs                                                        ----                            1,024
Amortization of goodwill                                                       277                              273
Provision for income taxes                                                   7,166                            4,029
                                                            ------------------------        -------------------------
  Net income                                                     $          10,234               $            8,515
                                                            ========================        =========================
Net income per share                                                                             $             0.13
Weighted average number of shares outstanding                                                                66,391





                                                                                  For The Year
                                                                               Ended December 31,
                                                            ---------------------------------------------------------
                                                                     1995*                            1996
                                                            ------------------------        -------------------------
                                                                                 (in thousands)

Net sales                                                          $       234,461                 $        365,490
Cost of goods sold                                                         138,662                          214,580
Selling, general and administrative expenses                                62,146                          105,333
                                                            ------------------------        -------------------------
Income before merger and other costs,
  amortization of goodwill and income taxes                                 33,653                           45,577
Merger and other costs                                                        ----                            3,718
Amortization of goodwill                                                       567                            1,092
Provision for income taxes                                                  10,482                           15,628
                                                            ------------------------        -------------------------
  Net income                                                      $         22,604                $          25,139
                                                            ========================        =========================
Pro forma adjustment to income tax provision**                               4,616
                                                            ------------------------
Pro forma net income                                              $         17,988
                                                            ========================
Net income per share                                                                             $             0.38
Weighted average number of shares outstanding                                                                66,391

*     The above information has been restated for the acquisition of WizardWorks Group,
      Inc., Candel Inc. and Humongous Entertainment, Inc.
**    Reflects the income tax  provision  that would have been  provided had the
      Company been a C  Corporation  for the entire  period  ended  December 31,
      1995.
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